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EXHIBIT 99.2

CERTIFICATIONS UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

CHRISTOPHER J. CALHOUN and ARI BISIMIS hereby certify that:

1.
They are the Chief Executive Officer and Chief Financial Officer, respectively, of MacroPore Biosurgery, Inc.

2.
The Form 10-Q report of MacroPore Biosurgery, Inc. that this certification accompanies fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934.

3.
The information contained in the Form 10-Q report of MacroPore Biosurgery, Inc. that this certification accompanies fairly presents, in all material respects, the financial condition and results of operations of MacroPore Biosurgery, Inc.

Dated: November 14, 2002
	By:	/s/ CHRISTOPHER J. CALHOUN Christopher J. Calhoun Chief Excutive Officer, President

	By:	/s/ ARI BISIMIS Ari Bisimis Chief Financial Officer

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  EXHIBIT 99.2